Exhibit 99.1

Contacts:
Ellen Yu (Media)	Kathy Guinnessey (Investors/Analysts)
yue@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5910	973.921.5892

Dun & Bradstreet Reports 2015 Results; Achieved all Full-Year Guidance Metrics; Accelerated Deferred Revenue Growth

•	Fourth Quarter As Adjusted Revenue Up 10% Year Over Year, Before the Effect of Foreign Exchange; GAAP Revenue Up 7%

•	Full Year As Adjusted Revenue Up 7% Year Over Year, Before the Effect of Foreign Exchange; GAAP Revenue Up 3%

•	Increased Quarterly Dividend to $0.4825 per share

Short Hills, N.J. - February 11, 2016 - Dun & Bradstreet (NYSE: DNB) reported results for the fourth quarter and full year ended December 31, 2015. For the fourth quarter, As Adjusted revenue increased 10% year over year, before the effect of foreign exchange (up 8% after the effect of foreign exchange) with organic revenue up 3%. Full year 2015 As Adjusted revenue increased 7%, before the effect of foreign exchange (up 5% after the effect of foreign exchange) with organic revenue up 1%. Fourth quarter 2015 GAAP revenue increased 9% year over year, before the effect of foreign exchange (up 7% after the effect of foreign exchange). Full year 2015 GAAP revenue increased 5% year-over-year, before the effect of foreign exchange (up 3% after the effect of foreign exchange).
Deferred revenue for the Company as of December 31, 2015 was $647.8 million, up 14% year over year; Americas was $545.6 million, up 19% and Non-Americas was $102.2 million, down 7%. After adjusting for the effect of foreign exchange and the acquisitions of NetProspex and Dun & Bradstreet Credibility Corp., total Company deferred revenue was up 4% year over year, Americas was up 4% and Non-Americas was flat. Committed sales through Alliance partners would have added approximately one point of growth to total Company and two points to Americas deferred revenue.
“I am pleased that our strategy is taking hold and we are seeing accelerating organic sales and deferred revenue growth, which give us momentum as we head into 2016,” said Bob Carrigan, CEO of Dun & Bradstreet.

Fourth Quarter 2015 Highlights

•
As Adjusted operating income of $174.4 million, up 10% year over year and GAAP operating income of $128.7 million, down 17% year over year; GAAP results were negatively impacted primarily by acquisition-related charges;

•
As Adjusted diluted earnings per share were $2.87, up 13% from $2.54 in the fourth quarter of 2014; GAAP diluted earnings per share were $2.11, down 17% from $2.53 in the fourth quarter of 2014. GAAP results were negatively impacted primarily by acquisition-related charges.

Full Year 2015 Highlights

•
As Adjusted operating income of $437.3 million, flat year over year and GAAP operating income of $337.0 million, down 18% year over year; GAAP results were negatively impacted primarily by acquisition-related charges;

•
As Adjusted diluted earnings per share were $7.25, up 1% from $7.18 in 2014; GAAP diluted earnings per share were $4.64, down 42% from $7.99 in 2014. GAAP results were negatively impacted primarily by acquisition-related charges and a loss related to the sale of our businesses in Australia and New Zealand;

•
Free cash flow for the full year 2015 was $272.0 million, compared to $250.2 million for the full year 2014; net cash provided by operating activities for the full year 2015 was $336.8 million, compared to $297.4 million for the full year 2014.

See attached Schedules 3, 4, 5, and 6 for additional detail.

Schedule 6 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business, and a definition of Sales.

Fourth Quarter 2015 Segment Results

Americas

•
As Adjusted revenue of $422.0 million, up 11% year over year before the effect of foreign exchange (up 10% after the effect of foreign exchange); GAAP revenue of $416.9 million, up 10% year over year before the effect of foreign exchange (up 9% after the effect of foreign exchange);

•
As Adjusted operating income of $174.6 million, up 14% year over year, GAAP operating income was $147.8 million, down 4% year over year. GAAP results were negatively impacted primarily by acquisition-related charges.

Non-Americas

•	As Adjusted revenue and GAAP revenue of $82.4 million, up 7% year over year before the effect of foreign exchange (down 1% after the effect of foreign exchange);

•	As Adjusted operating income of $19.6 million, down 16% year over year; GAAP operating income of $19.7 million, down 16% year over year.

Full Year 2015 Segment Results

Americas

•
As Adjusted revenue of $1,349.0 million, up 8% year over year before the effect of foreign exchange (up 7% after the effect of foreign exchange); GAAP revenue of $1,329.1 million, up 6% year over year before the effect of foreign exchange (up 5% after the effect of foreign exchange);

•
As Adjusted operating income of $424.2 million, up 3% year over year, GAAP operating income was $369.3 million, down 9% year over year. GAAP results were negatively impacted primarily by acquisition-related charges.

Non-Americas

•	As Adjusted revenue and GAAP revenue of $308.0 million, up 3% year over year before the effect of foreign exchange (down 5% after the effect of the foreign exchange);

•	As Adjusted operating income of $82.7 million, down 5% year over year; GAAP operating income of $83.1 million, down 5% year over year.

See Attached Schedules 3, 4, and 6 for additional detail.

Dividend Increase

Dun & Bradstreet today announced that it has declared an increased quarterly cash dividend of $0.4825 per share, up from the Company’s prior quarterly dividend of $0.4625 per share. This quarterly cash dividend is payable on March 11, 2016, to shareholders of record as of the close of business on February 25, 2016.

Use of Non-GAAP Financial Measures

Effective January 1, 2015, in addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our “As Adjusted” basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions that support our long-term growth strategy rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company’s underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of product investments.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedule 6 attached to this press release.

Fourth Quarter 2015 Teleconference

As previously announced, Dun & Bradstreet will review its fourth quarter and full year 2015 results and its 2016 outlook in a conference call with the investment community on Friday, February 12, 2016, at 8 a.m. ET. Live audio, as well as a replay of the conference call will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

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About Dun & Bradstreet® (D&B)

Dun & Bradstreet (NYSE: DNB) grows the most valuable relationships in business. By uncovering truth and meaning from data, we connect customers with the prospects, suppliers, clients and partners that matter most, and have since 1841. Nearly ninety percent of the Fortune 500, and companies of every size around the world, rely on our data, insights and analytics. For more about Dun & Bradstreet, visit DNB.com.
Forward-Looking and Cautionary Statements

We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “commits,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.
In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global database and data centers; (vii) our ability to maintain the integrity of our brand and reputation; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border and/or publish data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.
It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Full Year		AFX	Foreign	BFX
	December 31,		% Change	Exchange	% Change	December 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$416.9	$382.6	9%	(0.6)%	10%	$1,329.1	$1,260.3	5%	(0.6)%	6%
Non-Americas	82.4	82.8	(1)%	(7.2)%	7%	308.0	324.1	(5)%	(8.0)%	3%

Core Revenue (2)	$499.3	$465.4	7%	(1.8)%	9%	$1,637.1	$1,584.4	3%	(2.1)%	5%

Divested and Other Business (3)	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Revenue	$499.3	$465.4	7%	(1.8)%	9%	$1,637.1	$1,584.5	3%	(2.1)%	5%

Operating Income (Loss):

Americas (4)	$147.8	$153.4	(4)%			$369.3	$404.8	(9)%
Non-Americas (5)	19.7	23.5	(16)%			83.1	87.0	(5)%

Corporate and Other (6)	(38.8)	(22.5)	(72)%			(115.4)	(80.4)	(43)%

Total Operating Income (7)	128.7	154.4	(17)%			337.0	411.4	(18)%

Interest Income	0.5	0.5	13%			1.6	1.6	(1)%
Interest Expense	(14.0)	(11.0)	(27)%			(51.0)	(43.3)	(18)%
Other Income (Expense) - Net (8)	(0.2)	(0.3)	18%			(7.6)	(29.5)	74%

Non-Operating Income (Expense) - Net	(13.7)	(10.8)	(27)%			(57.0)	(71.2)	20%

Income Before Provision for Income Taxes	115.0	143.6	(20)%			280.0	340.2	(18)%

Less: Provision for Income Taxes	37.7	52.8	29%			74.2	54.3	(37)%
Equity in Net Income (Loss) of Affiliates	(0.2)	(0.7)	59%			2.7	1.9	43%

Net Income From Continuing Operations	77.1	90.1	(14)%			208.5	287.8	(28)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(1.2)	(0.9)	(32)%			(4.3)	(3.5)	(25)%

Net Income From Continuing Operations Attributable to Dun & Bradstreet	75.9	89.2	(15)%			204.2	284.3	(28)%

Income from Discontinued Operations, Net of Income Taxes	—	2.5	(100)%			2.1	10.1	(80)%

Loss on Disposal of Business, Net of Tax Impact	0.8	—	N/M	(37.5)	—	N/M

Income (Loss) from Discontinued Operations, Net of Income Taxes	0.8	2.5	(68)%	(35.4)	10.1	N/M

Net Income Attributable to Dun & Bradstreet (9)	$76.7	$91.7	(16)%	$168.8	$294.4	(43)%

Basic Earnings (Loss) Per Share:
From Continuing Operations	$2.10	$2.48	(15)%	$5.66	$7.79	(27)%
From Discontinued Operations	0.02	0.07	(71)%	(0.98)	0.27	N/M

Basic Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$2.12	$2.55	(17)%	$4.68	$8.06	(42)%

Diluted Earnings (Loss) Per Share:
From Continuing Operations	$2.08	$2.45	(15)%	$5.61	$7.71	(27)%
From Discontinued Operations	0.03	0.08	(63)%	(0.97)	0.28	N/M

Diluted Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (10)	$2.11	$2.53	(17)%	$4.64	$7.99	(42)%

Weighted Average Number of Shares Outstanding:
Basic	36.2	35.9	(1)%	36.1	36.5	1%
Diluted	36.4	36.3	0%	36.4	36.9	1%

Operating Margins (Calculated on Total Revenue)

Americas	35.5%	40.1%		27.8%	32.1%
Non-Americas	23.8%	28.3%		27.0%	26.8%
Total Company	25.8%	33.2%		20.6%	26.0%

Effective Tax Rate	32.7%	36.8%		26.5%	16.0%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - As Adjusted

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Full Year		AFX	Foreign	BFX
	December 31,		% Change	Exchange	% Change	December 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2015	2014	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$422.0	$382.6	10%	(0.6)%	11%	$1,349.0	$1,260.3	7%	(0.6)%	8%
Non-Americas	82.4	82.8	(1)%	(7.2)%	7%	308.0	324.1	(5)%	(8.0)%	3%

Core Revenue (2)	$504.4	$465.4	8%	(1.8)%	10%	$1,657.0	$1,584.4	5%	(2.1)%	7%

Divested and Other Business (3)	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Revenue	$504.4	$465.4	8%	(1.8)%	10%	$1,657.0	$1,584.5	5%	(2.1)%	7%

Operating Income (Loss):

Americas (4)	$174.6	$153.4	14%			$424.2	$412.1	3%
Non-Americas (5)	19.6	23.5	(16)%			82.7	87.2	(5)%

Corporate and Other (6)	(19.8)	(18.7)	(6)%			(69.6)	(62.0)	(12)%

Total Operating Income (7)	174.4	158.2	10%			437.3	437.3	0%

Interest Income	0.5	0.5	13%			1.6	1.6	(1)%
Interest Expense	(14.0)	(11.0)	(27)%			(51.0)	(43.3)	(18)%
Other Income (Expense) - Net (8)	(0.2)	(0.3)	23%			0.8	(0.9)	N/M

Non-Operating Income (Expense) - Net	(13.7)	(10.8)	(27)%			(48.6)	(42.6)	(14)%

Income Before Provision for Income Taxes	160.7	147.4	9%			388.7	394.7	(2)%

Less: Provision for Income Taxes	54.5	53.6	(2)%			123.2	128.3	4%
Equity in Net Income (Loss) of Affiliates	(0.2)	(0.7)	59%			2.7	1.9	43%

Net Income	106.0	93.1	14%			268.2	268.3	0%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(1.2)	(0.9)	(32)%			(4.3)	(3.5)	(25)%

Net Income Attributable to Dun & Bradstreet (9)	$104.8	$92.2	14%			$263.9	$264.8	0%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$2.90	$2.57	13%			$7.31	$7.25	1%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (10)	$2.87	$2.54	13%	$7.25	$7.18	1%

Weighted Average Number of Shares Outstanding:
Basic	36.2	35.9	(1)%	36.1	36.5	1%
Diluted	36.4	36.3	0%	36.4	36.9	1%

Operating Margins (Calculated on Total Revenue)

Americas	41.4%	40.1%		31.4%	32.7%
Non-Americas	23.8%	28.2%		26.9%	26.9%
Total Company	34.6%	34.0%		26.4%	27.6%

Effective Tax Rate	33.9%	36.3%		31.7%	32.5%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 6 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Full Year			Effects of
	December 31,		AFX	Foreign	BFX	December 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$136.5	$141.3	(3)%	(0.9)%	(2)%	$530.7	$546.3	(3)%	(0.8)%	(2)%
Other Enterprise Risk Management	67.8	47.5	43%	(0.8)%	44%	202.7	155.1	31%	(0.7)%	31%
Core Americas Risk Management Solutions	204.3	188.8	8%	(0.9)%	9%	733.4	701.4	5%	(0.8)%	5%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$43.4	$40.5	7%	(0.3)%	7%	$147.2	$143.9	2%	(0.3)%	3%
Advanced Marketing Solutions	169.2	153.3	10%	(0.3)%	11%	448.5	415.0	8%	(0.3)%	8%
Core Americas Sales and Marketing Solutions	212.6	193.8	10%	(0.3)%	10%	595.7	558.9	7%	(0.3)%	7%

Core Americas Revenue	416.9	382.6	9%	(0.6)%	10%	1,329.1	1,260.3	5%	(0.6)%	6%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total Americas Revenue	$416.9	$382.6	9%	(0.6)%	10%	$1,329.1	$1,260.3	5%	(0.6)%	6%

Non-Americas:
Risk Management Solutions
Trade Credit	$45.8	$51.5	(11)%	(7.0)%	(4)%	$181.5	$202.5	(10)%	(8.4)%	(2)%
Other Enterprise Risk Management	18.3	14.6	25%	(8.3)%	33%	63.4	58.1	9%	(7.6)%	17%
Core Non-Americas Risk Management Solutions	64.1	66.1	(3)%	(7.2)%	4%	244.9	260.6	(6)%	(8.2)%	2%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$5.4	$5.9	(7)%	(5.0)%	(2)%	$18.4	$19.6	(6)%	(3.8)%	(2)%
Advanced Marketing Solutions	12.9	10.8	19%	(8.3)%	28%	44.7	43.9	2%	(9.2)%	11%
Core Non-Americas Sales and Marketing Solutions	18.3	16.7	10%	(7.2)%	17%	63.1	63.5	(1)%	(7.5)%	7%

Core Non-Americas Revenue	82.4	82.8	(1)%	(7.2)%	7%	308.0	324.1	(5)%	(8.0)%	3%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Non-Americas Revenue	$82.4	$82.8	(1)%	(7.2)%	7%	$308.0	$324.2	(5)%	(8.0)%	3%

Total Corporation:
Risk Management Solutions
Trade Credit	$182.3	$192.8	(5)%	(2.6)%	(3)%	$712.2	$748.8	(5)%	(2.9)%	(2)%
Other Enterprise Risk Management	86.1	62.1	39%	(2.6)%	41%	266.1	213.2	25%	(2.8)%	28%
Core Risk Management Solutions	268.4	254.9	5%	(2.5)%	8%	978.3	962.0	2%	(2.8)%	5%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$48.8	$46.4	5%	(0.9)%	6%	$165.6	$163.5	1%	(0.8)%	2%
Advanced Marketing Solutions	182.1	164.1	11%	(0.8)%	12%	493.2	458.9	7%	(1.1)%	9%
Core Sales and Marketing Solutions	230.9	210.5	10%	(0.8)%	11%	658.8	622.4	6%	(1.0)%	7%

Core Revenue	499.3	465.4	7%	(1.8)%	9%	1,637.1	1,584.4	3%	(2.1)%	5%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Corporation Revenue	$499.3	$465.4	7%	(1.8)%	9%	$1,637.1	$1,584.5	3%	(2.1)%	5%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended			Effects of		Full Year			Effects of
	December 31,		AFX	Foreign	BFX	December 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$97.5	$99.5	(2)%	(0.7)%	(1)%	$391.0	$398.7	(2)%	(0.6)%	(1)%
Other Trade Credit	39.0	41.8	(6)%	(1.4)%	(5)%	139.7	147.6	(5)%	(1.4)%	(4)%
Core Americas Trade Credit Revenue	136.5	141.3	(3)%	(0.9)%	(2)%	530.7	546.3	(3)%	(0.8)%	(2)%

Non-Americas:
DNBi	$6.2	$6.6	(4)%	(9.9)%	6%	$25.2	$27.1	(7)%	(13.2)%	6%
Other Trade Credit	39.6	44.9	(12)%	(6.7)%	(5)%	156.3	175.4	(11)%	(7.7)%	(3)%
Core Non-Americas Trade Credit Revenue	45.8	51.5	(11)%	(7.0)%	(4)%	181.5	202.5	(10)%	(8.4)%	(2)%

Total Corporation:
DNBi	$103.7	$106.1	(2)%	(1.3)%	(1)%	$416.2	$425.8	(2)%	(1.4)%	(1)%
Other Trade Credit	78.6	86.7	(9)%	(4.1)%	(5)%	296.0	323.0	(8)%	(4.8)%	(4)%
Core Trade Credit Revenue	$182.3	$192.8	(5)%	(2.6)%	(3)%	$712.2	$748.8	(5)%	(2.9)%	(2)%

Total Core Revenue:
Americas:
Direct	$379.2	$348.7	9%	(0.6)%	9%	$1,216.7	$1,164.0	5%	(0.6)%	5%
Alliances & Partners	37.7	33.9	11%	(0.5)%	11%	112.4	96.3	17%	(0.5)%	17%
Core Americas Revenue	416.9	382.6	9%	(0.6)%	10%	1,329.1	1,260.3	5%	(0.6)%	6%

Non-Americas:
Direct	57.0	60.0	(5)%	(7.6)%	2%	$214.2	$231.0	(7)%	(8.7)%	1%
Alliances & Partners	25.4	22.8	12%	(6.0)%	18%	93.8	93.1	1%	(6.2)%	7%
Core Non-Americas Revenue	82.4	82.8	(1)%	(7.2)%	7%	308.0	324.1	(5)%	(8.0)%	3%

Total Corporation:
Direct	$436.2	$408.7	7%	(1.6)%	8%	$1,430.9	$1,395.0	3%	(2.0)%	5%
Alliances & Partners	63.1	56.7	11%	(2.7)%	14%	206.2	189.4	9%	(3.4)%	12%
Core Revenue	$499.3	$465.4	7%	(1.8)%	9%	$1,637.1	$1,584.4	3%	(2.1)%	5%

Notes:

		Quarter Ended		Full Year
		December 31,		December 31,

		2015	2014	2015	2014
*	Divested and Other Business:
	Americas:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Non-Americas:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1
	Total Corporation:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited) - As Adjusted

	Quarter Ended			Effects of		Full Year			Effects of
	December 31,		AFX	Foreign	BFX	December 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$137.0	$141.3	(3)%	(0.9)%	(2)%	532.6	546.3	(3)%	(0.8)%	(2)%
Other Enterprise Risk Management	71.3	47.5	50%	(0.8)%	51%	215.6	155.1	39%	(0.7)%	40%
Core Americas Risk Management Solutions	208.3	188.8	10%	(0.9)%	11%	748.2	701.4	7%	(0.8)%	7%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$44.3	$40.5	9%	(0.3)%	10%	150.6	143.9	5%	(0.3)%	5%
Advanced Marketing Solutions	169.4	153.3	11%	(0.3)%	11%	450.2	415.0	8%	(0.3)%	9%
Core Americas Sales and Marketing Solutions	213.7	193.8	10%	(0.3)%	11%	600.8	558.9	8%	(0.3)%	8%

Core Americas Revenue	422.0	382.6	10%	(0.6)%	11%	1,349.0	1,260.3	7%	(0.6)%	8%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total Americas Revenue	$422.0	$382.6	10%	(0.6)%	11%	$1,349.0	$1,260.3	7%	(0.6)%	8%

Non-Americas:
Risk Management Solutions
Trade Credit	$45.8	$51.5	(11)%	(7.0)%	(4)%	$181.5	$202.5	(10)%	(8.4)%	(2)%
Other Enterprise Risk Management	18.3	14.6	25%	(8.3)%	33%	63.4	58.1	9%	(7.6)%	17%
Core Non-Americas Risk Management Solutions	64.1	66.1	(3)%	(7.2)%	4%	244.9	260.6	(6)%	(8.2)%	2%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$5.4	$5.9	(7)%	(5.0)%	(2)%	18.4	19.6	(6)%	(3.8)%	(2)%
Advanced Marketing Solutions	12.9	10.8	19%	(8.3)%	28%	44.7	43.9	2%	(9.2)%	11%
Core Non-Americas Sales and Marketing Solutions	18.3	16.7	10%	(7.2)%	17%	63.1	63.5	(1)%	(7.5)%	7%

Core Non-Americas Revenue	82.4	82.8	(1)%	(7.2)%	7%	308.0	324.1	(5)%	(8.0)%	3%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Non-Americas Revenue	$82.4	$82.8	(1)%	(7.2)%	7%	$308.0	$324.2	(5)%	(8.0)%	3%

Total Corporation:
Risk Management Solutions
Trade Credit	$182.8	$192.8	(5)%	(2.6)%	(3)%	$714.1	$748.8	(5)%	(2.9)%	(2)%
Other Enterprise Risk Management	89.6	62.1	44%	(2.6)%	47%	279.0	213.2	31%	(2.8)%	34%
Core Risk Management Solutions	272.4	254.9	7%	(2.5)%	9%	993.1	962.0	3%	(2.8)%	6%

Sales and Marketing Solutions
Traditional Prospecting Solutions	$49.7	$46.4	7%	(0.9)%	8%	169.0	163.5	3%	(0.8)%	4%
Advanced Marketing Solutions	182.3	164.1	11%	(0.8)%	12%	494.9	458.9	8%	(1.1)%	9%
Core Sales and Marketing Solutions	232.0	210.5	10%	(0.8)%	11%	663.9	622.4	7%	(1.0)%	8%

Core Revenue	504.4	465.4	8%	(1.8)%	10%	1,657.0	1,584.4	5%	(2.1)%	7%

Divested and Other Business *	—	—	N/M	N/M	N/M	—	0.1	N/M	N/M	N/M

Total Corporation Revenue	$504.4	$465.4	8%	(1.8)%	10%	$1,657.0	$1,584.5	5%	(2.1)%	7%

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited) - As Adjusted

	Quarter Ended			Effects of		Full Year			Effects of
	December 31,		AFX	Foreign	BFX	December 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2015	2014	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Trade Credit Revenue:
Americas:
DNBi	$97.6	$99.5	(2)%	(0.7)%	(1)%	$391.5	$398.7	(2)%	(0.6)%	(1)%
Other Trade Credit	39.4	41.8	(6)%	(1.4)%	(4)%	141.1	147.6	(4)%	(1.4)%	(3)%
Core Americas Trade Credit Revenue	137.0	141.3	(3)%	(0.9)%	(2)%	532.6	546.3	(3)%	(0.8)%	(2)%

Non-Americas:
DNBi	$6.2	$6.6	(4)%	(9.9)%	6%	$25.2	$27.1	(7)%	(13.2)%	6%
Other Trade Credit	39.6	44.9	(12)%	(6.7)%	(5)%	156.3	175.4	(11)%	(7.7)%	(3)%
Core Non-Americas Trade Credit Revenue	45.8	51.5	(11)%	(7.0)%	(4)%	181.5	202.5	(10)%	(8.4)%	(2)%

Total Corporation:
DNBi	$103.8	$106.1	(2)%	(1.3)%	(1)%	$416.7	$425.8	(2)%	(1.4)%	(1)%
Other Trade Credit	79.0	86.7	(9)%	(4.1)%	(5)%	297.4	323.0	(8)%	(4.8)%	(3)%
Core Trade Credit Revenue	$182.8	$192.8	(5)%	(2.6)%	(3)%	$714.1	$748.8	(5)%	(2.9)%	(2)%

Total Core Revenue:
Americas:
Direct	$384.3	$348.7	10%	(0.6)%	11%	$1,236.1	$1,164.0	6%	(0.6)%	7%
Alliances & Partners	37.7	33.9	11%	(0.5)%	12%	112.9	96.3	17%	(0.5)%	18%
Core Americas Revenue	422.0	382.6	10%	(0.6)%	11%	1,349.0	1,260.3	7%	(0.6)%	8%

Non-Americas:
Direct	57.0	60.0	(5)%	(7.6)%	2%	$214.2	$231.0	(7)%	(8.7)%	1%
Alliances & Partners	25.4	22.8	12%	(6.0)%	18%	93.8	93.1	1%	(6.2)%	7%
Core Non-Americas Revenue	82.4	82.8	(1)%	(7.2)%	7%	308.0	324.1	(5)%	(8.0)%	3%

Total Corporation:
Direct	$441.3	$408.7	8%	(1.6)%	10%	$1,450.3	$1,395.0	4%	(2.0)%	6%
Alliances & Partners	63.1	56.7	11%	(2.7)%	14%	206.7	189.4	9%	(3.4)%	13%
Core Revenue	$504.4	$465.4	8%	(1.8)%	10%	$1,657.0	$1,584.4	5%	(2.1)%	7%

Notes:

		Quarter Ended		Full Year
		December 31,		December 31,

		2015	2014	2015	2014
*	Divested and Other Business:
	Americas:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Non-Americas:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1
	Total Corporation:
	Risk Management Solutions	$—	$—	$—	$0.1
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$0.1

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended			Full Year
	December 31,		AFX	December 31,		AFX
			% Change			% Change
Amounts in millions	2015	2014	Fav/(Unfav)	2015	2014	Fav/(Unfav)
Operating Costs (GAAP):
Operating Expenses	$144.9	$142.8	(1)%	$544.7	$530.1	(3)%
Selling and Administrative Expenses	192.4	152.8	(26)%	664.4	575.6	(15)%
Depreciation and Amortization	16.1	12.4	(30)%	58.7	52.5	(12)%
Restructuring Expense	17.2	3.0	N/M	32.3	14.9	N/M

Total Operating Costs (GAAP)	$370.6	$311.0	(19)%	$1,300.1	$1,173.1	(11)%

Capital Expenditures (GAAP)	$6.0	$2.0	N/M	$12.8	$9.8	(30)%

Additions to Computer Software & Other Intangibles (GAAP)	$15.4	$10.9	(40)%	$52.0	$37.4	(39)%

Operating Costs (As Adjusted):
Operating Expenses	$142.6	$142.8	0%	$542.4	$522.6	(4)%
Selling and Administrative Expenses	177.4	152.0	(17)%	636.4	572.1	(11)%
Depreciation and Amortization	10.0	12.4	19%	40.9	52.5	22%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs (As Adjusted)	$330.0	$307.2	(7)%	$1,219.7	$1,147.2	(6)%

	Quarter Ended		Full Year
	December 31,		December 31,

Amounts in millions	2015	2014	2015	2014

Operating Expenses (GAAP):	$144.9	$142.8	$544.7	$530.1
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	—	—	(0.2)
Impaired Asset - Data Management and Back Office Infrastructure	(2.2)	—	(2.2)	—
Impaired Assets - Parsippany, NJ Building	(0.1)	—	(0.1)	(7.3)

Operating Expenses (As Adjusted)	$142.6	$142.8	$542.4	$522.6

Selling and Admin (GAAP)	$192.4	$152.8	$664.4	$575.6
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.8)	(1.6)	(3.5)
Acquisition/Divestiture Related Costs	(10.1)	—	(21.9)	—
Impaired Asset - Data Management and Back Office Infrastructure	(4.5)	—	(4.5)	—

Selling and Admin (As Adjusted)	$177.4	$152.0	$636.4	$572.1

Depreciation and Amortization (GAAP)	$16.1	$12.4	$58.7	$52.5
Amortization of Acquisition Related Intangibles	(6.1)	—	(17.8)	—

Depreciation and Amortization (As Adjusted)	$10.0	$12.4	$40.9	$52.5

Restructuring (GAAP)	$17.2	$3.0	$32.3	$14.9
Restructuring	(17.2)	(3.0)	(32.3)	(14.9)

Restructuring (As Adjusted)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014

Net Debt Position:
Cash and Cash Equivalents	$365.7	$293.9	$137.8	$355.2	$319.4
Short-Term Debt	(20.0)	—	(300.5)	(300.8)	(301.1)
Long-Term Debt	(1,804.1)	(1,759.9)	(1,486.1)	(1,402.7)	(1,352.2)

Net Debt *	$(1,458.4)	$(1,466.0)	$(1,648.8)	$(1,348.3)	$(1,333.9)

	Full Year

Amounts in millions	Dec 31, 2015	Dec 31, 2014	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities (GAAP)	$336.8	$297.4	13%
Less:
Capital Expenditures (GAAP)	12.8	9.8	(30)%
Additions to Computer Software & Other Intangibles (GAAP)	52.0	37.4	(39)%

Free Cash Flow	$272.0	$250.2	9%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Free Cash Flow Excluding Legacy Tax Matters	$272.0	$250.2	9%

	Full Year

Amounts in millions	Dec 31, 2015	Dec 31, 2014	% Change Fav/(Unfav)

Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities (GAAP)	$336.8	$297.4	13%
Legacy Tax Matters (Refund) Payment	—	—	N/M

Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$336.8	$297.4	13%
* Net Debt for periods prior to June 30, 2015 have not been adjusted to reflect the sale of Australia/New Zealand and the classification of this business to discontinued operations

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Americas Core Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Americas Core Revenue (GAAP) (Schedule 1)	$416.9	$382.6	$1,329.1	$1,260.3
	Acquisition Related Deferred Revenue Fair Value Adjustment	(5.1)	—	(19.9)	—
	Americas Core Revenue (As Adjusted) (Schedule 2)	$422.0	$382.6	$1,349.0	$1,260.3

(2)	The following table reconciles Total Core Revenue included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Total Core Revenue (GAAP) (Schedule 1)	$499.3	$465.4	$1,637.1	$1,584.4
	Acquisition Related Deferred Revenue Fair Value Adjustment	(5.1)	—	(19.9)	—
	Total Core Revenue (As Adjusted) (Schedule 2)	$504.4	$465.4	$1,657.0	$1,584.4

(3)	The following table reconciles Divested and Other Business included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Divested and Other Business:
	Ireland Small Corporate Registry Business	$—	$—	$—	$0.1
	Total Divested and Other Business	$—	$—	$—	$0.1

(4)	The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Americas Operating Income (GAAP) (Schedule 1)	$147.8	$153.4	$369.3	$404.8
	Acquisition/Divestiture Related Costs	(8.8)	—	(10.4)	—
	Amortization of Acquisition Related Intangibles	(6.1)	—	(17.8)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(5.1)	—	(19.9)	—
	Impaired Asset - Data Management and Back Office Infrastructure	(6.7)	—	(6.7)	—
	Impaired Assets - Parsippany, NJ Building	(0.1)	—	(0.1)	(7.3)
	Americas Operating Income (As Adjusted) (Schedule 2)	$174.6	$153.4	$424.2	$412.1

(5)	The following table reconciles Non-Americas Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Non-Americas Operating Income (GAAP) (Schedule 1)	$19.7	$23.5	$83.1	$87.0
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	0.1	—	0.6	(0.2)
	Acquisition/Divestiture Related Costs	—	—	(0.2)	—
	Non-Americas Operating Income (As Adjusted) (Schedule 2)	$19.6	$23.5	$82.7	$87.2

(6)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Corporate and Other (GAAP) (Schedule 1)	$(38.8)	$(22.5)	$(115.4)	$(80.4)
	Restructuring Charges	(17.2)	(3.0)	(32.3)	(14.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.5)	(0.8)	(2.2)	(3.5)
	Acquisition/Divestiture Related Costs	(1.3)	—	(11.3)	—
	Corporate and Other (As Adjusted) (Schedule 2)	$(19.8)	$(18.7)	$(69.6)	$(62.0)

(7)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Total Operating Income (GAAP) (Schedule 1)	$128.7	$154.4	$337.0	$411.4
	Restructuring Charges	(17.2)	(3.0)	(32.3)	(14.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.8)	(1.6)	(3.7)
	Acquisition/Divestiture Related Costs	(10.1)	—	(21.9)	—
	Amortization of Acquisition Related Intangibles	(6.1)	—	(17.8)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(5.1)	—	(19.9)	—
	Impaired Asset - Data Management and Back Office Infrastructure	(6.7)	—	(6.7)	—
	Impaired Assets - Parsippany, NJ Building	(0.1)	—	(0.1)	(7.3)
	Total Operating Income (As Adjusted) (Schedule 2)	$174.4	$158.2	$437.3	$437.3

(8)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014
	Other Income (Expense)-Net (GAAP) (Schedule 1)	$(0.2)	$(0.3)	$(7.6)	$(29.5)
	Effect of Legacy and Other Tax Matters	—	—	(6.9)	(28.6)
	Gain (Loss) on Investment	—	—	(1.2)	—
	Acquisition/Divestiture Related Costs	—	—	(0.3)	—
	Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$(0.2)	$(0.3)	$0.8	$(0.9)

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended		Full Year
	December 31,		December 31,
Amounts in millions	2015	2014	2015	2014
Restructuring Charges	$(17.2)	$(3.0)	$(32.3)	$(14.9)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.4)	(0.8)	(1.6)	(3.7)
Acquisition/Divestiture Related Costs	(10.1)	—	(22.2)	—
Amortization of Acquisition Related Intangibles	(6.1)	—	(17.8)	—
Acquisition Related Deferred Revenue Fair Value Adjustment	(5.1)	—	(19.9)	—
Impaired Asset - Data Management and Back Office Infrastructure	(6.7)	—	(6.7)	—
Impaired Assets - Parsippany, NJ Building	(0.1)	—	(0.1)	(7.3)
Effect of Legacy and Other Tax Matters	—	—	(6.9)	(28.6)
Gain (Loss) on Investment	—	—	(1.2)	—
Total Pre-Tax Impacts	$(45.7)	$(3.8)	$(108.7)	$(54.5)

(9)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
	Amounts in millions	2015	2014	2015	2014

	Net Income Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$76.7	$91.7	$168.8	$294.4

	Restructuring Charges	(10.8)	(2.6)	(20.6)	(10.8)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.3)	(0.4)	(0.8)	(2.4)
	Acquisition/Divestiture Related Costs	(9.1)	—	(18.4)	—
	Amortization of Acquisition Related Intangibles	(3.7)	—	(11.0)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(3.2)	—	(13.6)	—
	Impaired Asset - Data Management and Back Office Infrastructure	(4.7)	—	(4.7)	—
	Impaired Assets - Parsippany, NJ Building	—	—	—	(4.5)
	Effect of Legacy and Other Tax Matters	—	—	7.4	37.2
	Gain (Loss) on Investment	—	—	(0.9)	—
	Tax Impact on Repatriation of Foreign Earnings	2.9	—	2.9	—

	After-Tax Impact	(28.9)	(3.0)	(59.7)	19.5

	Income (Loss) from Discontinued Operations, Net of Income Taxes	0.8	2.5	(35.4)	10.1

	Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$104.8	$92.2	$263.9	$264.8

(10)	The following table reconciles Diluted Earnings Per Share of Common Stock included in Schedule 1 and Schedule 2:
		Quarter Ended		Full Year
		December 31,		December 31,
		2015	2014	2015	2014

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$2.11	$2.53	$4.64	$7.99

	Restructuring Charges	(0.29)	(0.08)	(0.57)	(0.30)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.01)	(0.01)	(0.02)	(0.06)
	Acquisition/Divestiture Related Costs	(0.25)	—	(0.51)	—
	Amortization of Acquisition Related Intangibles	(0.10)	—	(0.30)	—
	Acquisition Related Deferred Revenue Fair Value Adjustment	(0.09)	—	(0.38)	—
	Impaired Asset - Data Management and Back Office Infrastructure	(0.13)	—	(0.13)	—
	Impaired Assets - Parsippany, NJ Building	—	—	—	(0.12)
	Effect of Legacy and Other Tax Matters	—	—	0.21	1.01
	Gain (Loss) on Investment	—	—	(0.02)	—
	Tax Impact on Repatriation of Foreign Earnings	0.08	—	0.08	—
	Discontinued Operations	0.03	0.08	(0.97)	0.28

	Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$2.87	$2.54	$7.25	$7.18

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3 and 4 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended December 31, 2015			Full Year December 31, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$136.5	$0.5	$137.0	$530.7	$1.9	$532.6
Other Enterprise Risk Management	67.8	3.5	71.3	202.7	12.9	215.6
Core Americas Risk Management Solutions	204.3	4.0	208.3	733.4	14.8	748.2

Sales and Marketing Solutions
Traditional Prospecting Solutions	$43.4	$0.9	$44.3	$147.2	$3.4	150.6
Advanced Marketing Solutions	169.2	0.2	169.4	448.5	1.7	450.2
Core Americas Sales and Marketing Solutions	212.6	1.1	213.7	595.7	5.1	600.8

Core Americas Revenue	416.9	5.1	422.0	1,329.1	19.9	1,349.0

Divested and Other Business	—	—	—	—	—	—

Total Americas Revenue	$416.9	$5.1	$422.0	$1,329.1	$19.9	$1,349.0

Non-Americas:
Risk Management Solutions
Trade Credit	$45.8	$—	$45.8	$181.5	$—	$181.5
Other Enterprise Risk Management	18.3	—	18.3	63.4	—	63.4
Core Non-Americas Risk Management Solutions	64.1	—	64.1	244.9	—	244.9

Sales and Marketing Solutions
Traditional Prospecting Solutions	$5.4	$—	$5.4	$18.4	$—	$18.4
Advanced Marketing Solutions	12.9	—	12.9	44.7	—	44.7
Core Non-Americas Sales and Marketing Solutions	18.3	—	18.3	63.1	—	63.1

Core Non-Americas Revenue	82.4	—	82.4	308.0	—	308.0

Divested and Other Business	—	—	—	—	—	—

Total Non-Americas Revenue	$82.4	$—	$82.4	$308.0	$—	$308.0

Total Corporation:
Risk Management Solutions
Trade Credit	$182.3	$0.5	$182.8	$712.2	$1.9	$714.1
Other Enterprise Risk Management	86.1	3.5	89.6	266.1	12.9	279.0
Core Risk Management Solutions	268.4	4.0	272.4	978.3	14.8	993.1

Sales and Marketing Solutions
Traditional Prospecting Solutions	$48.8	$0.9	$49.7	$165.6	$3.4	$169.0
Advanced Marketing Solutions	182.1	0.2	182.3	493.2	1.7	494.9
Core Sales and Marketing Solutions	230.9	1.1	232.0	658.8	5.1	663.9

Core Revenue	499.3	5.1	504.4	1,637.1	19.9	1,657.0

Divested and Other Business	—	—	—	—	—	—

Total Corporation Revenue	$499.3	$5.1	$504.4	$1,637.1	$19.9	$1,657

	Quarter Ended December 31, 2015			Full Year December 31, 2015
		Acquisition			Acquisition
	GAAP	Related Deferred	As Adjusted	GAAP	Related Deferred	As Adjusted
Amounts in millions	(Schedule 3)	Revenue	(Schedule 4)	(Schedule 3)	Revenue	(Schedule 4)

Trade Credit Revenue:
Americas:
DNBi	$97.5	$0.1	$97.6	$391.0	$0.5	$391.5
Other Trade Credit	39.0	0.4	39.4	139.7	1.4	141.1
Core Americas Trade Credit Revenue	136.5	0.5	137.0	530.7	1.9	532.6

Non-Americas:
DNBi	$6.2	$—	$6.2	$25.2	$—	$25.2
Other Trade Credit	39.6	—	39.6	156.3	—	156.3
Core Non-Americas Trade Credit Revenue	45.8	—	45.8	181.5	—	181.5

Total Corporation:
DNBi	$103.7	$0.1	$103.8	$416.2	$0.5	$416.7
Other Trade Credit	78.6	0.4	79.0	296.0	1.4	297.4
Core Trade Credit Revenue	$182.3	0.5	$182.8	$712.2	$1.9	$714.1

Total Core Revenue:
Americas:
Direct	$379.2	$5.1	$384.3	$1,216.7	$19.4	$1,236.1
Alliances & Partners	37.7	—	37.7	112.4	0.5	112.9
Core Americas Revenue	416.9	5.1	422.0	1,329.1	19.9	1,349.0

Non-Americas:
Direct	$57.0	$—	$57.0	$214.2	$—	$214.2
Alliances & Partners	25.4	—	25.4	93.8	—	93.8
Core Non-Americas Revenue	82.4	—	82.4	308.0	—	308.0

Total Corporation:
Direct	$436.2	$5.1	$441.3	$1,430.9	$19.4	$1,450.3
Alliances & Partners	63.1	—	63.1	206.2	0.5	206.7
Core Revenue	$499.3	$5.1	$504.4	$1,637.1	$19.9	$1,657.0

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition.
*Effective January 1, 2015, in addition to reporting GAAP results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our "As Adjusted" results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

*From time to time we have analyzed and we may continue to further analyze “As Adjusted” revenue growth before the effects of foreign exchange among two components, “organic revenue growth” and “revenue growth with acquisitions.” We analyze “organic revenue growth” and “revenue growth with acquisitions” because management believes this information provides important insight into the underlying health of our business. Organic revenue excludes revenue from acquired businesses for one year from the date of the acquisition in order to understand the growth of our existing business. When acquired businesses are merged with our existing businesses, we may need to approximate organic growth.

*We may from time to time use the term "sales," which we define as the value of committed customer contracts. This term is often referred to as "bookings" or "commitments" by other companies.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.